MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement
               HOUSEHOLD FINANCE CORPORATION
               HOUSEHOLD AFFINITY FUNDING CORPORATION
               HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
               Class A and Class B Certificates, Series 1993-1


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.   The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on December 15, 1998
5.   Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ...............................................$1,879,402,841.94
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to ................$1,761,214,855.11
     (i)  The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is
 .........................................................26.259%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to ........................................$118,187,986.83
     (i) The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)],
is ......................................................19.799%
     (ii) The amount of such aggregate with respect to Finance
Charge was equal to ..............................$75,120,919.98
     (iii)The amount of such aggregate with respect to Fees was equal to .........................................$14,977,089.88
     (iv) The amount of such aggregate with respect to
Interchange was equal to .........................$25,942,366.97
     (v)  The amount of such aggregate with respect to Other
Recoveries was equal to  ............................$279,189.00
     (vi) The amount of such aggregate with respect to Principal
Recoveries was equal to ...........................$1,868,421.00
(d)  The Gross Defaulted Amount for the preceding Due Period is
 ..................................................$45,251,754.92
     (i)  The annualized default rate, (d)*12/(f), is ....7.702%
     (ii) The annualized net default rate, [(d)-(c)(vi)]*12/(f), is .......................................................7.384%
(e)  The Portfolio Yield for such Distribution Date .....12.415%
(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ...............................................$7,050,094,469.44
(g)  The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ....$7,012,619,844.89
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(f) and the amount in clause (g) divided by 2) is equal to
 ...............................................$7,031,357,157.17
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is .........................$123,443,022.72
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ..................$238,917,968.23
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$94,870,544.20
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .............$209,889,042.40
(m)  The aggregate amount of Trust Excess Principal Collections for such Distribution Date is .................$1,360,040,942.59
(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................................$0.00
6.   Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
(b)  Group One Total Investor Collections is equal to
 .................................................$733,679,820.69
(c)  Group One Investor Principal Collections is equal to
 .................................................$688,047,061.36
(d)  Group One Investor Finance Charge and Administrative
Collections is equal to ..........................$45,632,759.33
(e)  Group One Investor Additional Amounts is equal to ....$0.00
(f)  Group One Investor Default Amount is equal to
 ..................................................$17,471,847.15
(g)  Group One Investor Monthly Fees is equal to ..$4,536,773.33
(h)  Group One Investor Monthly Interest is equal to
 ..................................................$12,052,347.45
7.   Series 1993-1 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to ............11.81%
(b) The Series 1993-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ..9.62%
(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to ............78.72%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ...........$8,678,612.32
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to ......$8,949,107.97
(f)  Class A Invested Amount ....................$300,000,000.00
(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to .....65.38%
(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to .....................$5,674,422.00
(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to .................................$1,323,804.08
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ..........................................................$0.00
(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to ............................$0.00
(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ..........................................................$0.00
(m)  The Class A Investor Default Amount for such Distribution
Date is equal to .................................$2,240,336.12
(n)  The Allocable Servicing Fee for such Distribution Date is equal to ...........................................$889,713.33
(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to ......................$0.00
(p)  Class B Invested Amount ...................$52,945,000.00
(q)  The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to ....................11.54%
(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .....................$1,001,440.91
(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ..................................$233,840.42
(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 .........................................................$0.00
(u)  The amount of Class B Additional Interest for such
Distribution Date is equal to ...........................$0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 .........................................................$0.00
(w)  Class B Investor Default Amount for such Distribution Date is equal to .......................................$395,381.99
(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ..................$2,002,749.41
(y)  The Series 1993-1 Principal Shortfall for such Distribution
Date is equal to ........................................$0.00
(z)  The Series 1993-1 Excess Principal Collections is equal to
 .........................................................$0.00
(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal to
 .................................................$3,455,454.83
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
     (i)  to fund the Class A Required Amount, if any, with
          respect to such Distribution Date ...........$0.00
     (ii) to reimburse Class A Investor Charge-Offs ...$0.00
     (iii)to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess
          Interest Amount .............................$0.00
     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date .....$395,381.99
     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount ...........................$0.00
     (vi) to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above ...........$0.00
     (vii)to fund the Collateral Investor Default Amount
          with respect to such Distribution Date ....$790,711.70
     (viii)to reimburse certain previous reductions in the
           Collateral Invested Amount .....................$0.00
     (ix) to make any required deposit in the Cash Collateral
          Account .........................................$0.00
(cc) The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to ....$49,884,091.17
(dd) The Principal Allocation Percentage is equal to .....85.07%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to ............................$75,000,000.00
(ff) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(gg) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to .............................$0.00
(hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution
Date is equal to ..........................................$0.00
(jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$225,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 ..................................................$52,945,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal
 .................................................$105,883,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal
 ................................................$105,883,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date, will be equal to ...................199.987%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to ....................$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to ......................................$79,362,469.18
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 ..................................................$2,804,824.68
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection
Account) is equal .......................................$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
     (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each
such default; if applicable, insert None.                   None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 1998.







          HOUSEHOLD FINANCE CORPORATION
          as Servicer,

          By: _______________________________
                Name: Steven H. Smith
                Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                  November 1998
Household Affinity Credit Card Master Trust I , Series 1993-1
                                                  Dec 15, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $84.8042268
     2. Principal distribution per $1,000 interest $83.3333333
     3. Interest distribution per $1,000 interest  $1.4708934
B.   Calculation of Class A Interest
     1. Calculation of Class A Certificate Rate
          (a) One-month LIBOR                     5.27781000%
          (b) Spread                              0.20000000%
          (c) Class A Certificate Rate            5.47781000%
     2. Beginning Principal Amount                $300,000,000.00
     3. Days in Interest Period                   29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
          and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class A Invested Percentage              65.38%
          (b) Principal Allocation Percentage          85.07%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables             3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables             1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables             2.94%
     4. Class A Investor Default Amount           $2,240,336.12
     5. Class A Investor Charge-offs;
          Reimbursement of Charge-offs
          (a) Class A Investor Charge-offs, if any, for the
               Distribution Date                  $0.00
          (b) The amount of Item 5.(a) per $1,000
                    interest                      $0.00
          (c) Total reimbursed to Trust in
               respect of Class A Investor Charge-offs      $0.00
          (d) The amount of Item 5.(c) per $1,000 interest  $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
               the end of the Distribution Date        $0.00
     6. Allocable Servicing Fee paid for the
          Distribution Date                       $889,713.33
     7. Deficit Controlled Amortization Amount
          for the Distribution Date                    $0.00
D.   Class A Pool Factor                               0.2500
E.   Receivables Balances
     1. Principal Receivables as of the
     last day of the preceding Due Period    $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period       $123,443,022.72
F.   Class B Certificates
     1. Class B Invested Amount as of the
          end of the Distribution Date       $52,945,000.00
     2. Available Collateral Amount as
          of the end of the Distribution Date  $105,883,000.00

Household Finance Corporation
Household Affinity Funding Corp.                  November 1998
Household Affinity Credit Card Master Trust I , Series 1993-1
                                                  Dec 15, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest         $4.4166667
     2. Principal distribution per $1,000 interest     $0.0000000
     3. Interest distribution per $1,000 interest      $4.4166667
B.   Calculation of Class B Interest
     1. Calculation of Class B Certificate Rate
          (a) Class B Coupon                           5.30000%
     2. Beginning Invested Amount                 $52,945,000.00
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
          and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class B Invested Percentage              11.54%
          (b) Principal Allocation Percentage          85.07%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables             3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables             1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables             2.94%
     4. Class B Investor Default Amount           $395,381.99
     5. Class B Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class B Investor Charge-offs,
               if any, for the Distribution Date            $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                     $0.00
          (c) Total reimbursed to Trust in
               respect of Class B Investor Charge-offs      $0.00
          (d) The amount of Item 5.(c) per $1,000 interest  $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end
               of the Distribution Date                    $0.00
     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount
               at the end of the Distribution Date          $0.00
          (b) Available Cash Collateral Amount
               as a percent of the Class B Invested
               Amount, each at the end of the
               Distribution Date                       0.00000%
     7. Available Collateral Invested Amount      $105,883,000.00
     8. Deficit Controlled Amortization Amount
          for the Distribution Date                    $0.00
D.   Class B Pool Factor                               1.0000
E.   Receivables Balances
     1. Principal Receivables as of the
          last day of the preceding Due Period  $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period       $123,443,022.72



               MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement
               HOUSEHOLD FINANCE CORPORATION
               HOUSEHOLD AFFINITY FUNDING CORPORATION
               HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
               Class A and Class B Certificates, Series 1993-2


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.   The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on December 15, 1998
5.   Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ...............................................$1,879,402,841.94
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to.................$1,761,214,855.11
     (i)  The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is
 .........................................................26.259%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to ........................................$118,187,986.83
     (i)  The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is ......................................................19.799%
     (ii) The amount of such aggregate with respect to Finance
Charge was equal to ..............................$75,120,919.98
     (iii)The amount of such aggregate with respect to Fees was equal to .........................................$14,977,089.88
     (iv) The amount of such aggregate with respect to
Interchange was equal to .........................$25,942,366.97
     (v)  The amount of such aggregate with respect to Other
Recoveries was equal to .............................$279,189.00
     (vi) The amount of such aggregate with respect to Principal
Recoveries was equal to ...........................$1,868,421.00
(d)  The Gross Defaulted Amount for the preceding Due Period is
     .............................................$45,251,754.92
     (i)  The annualized default rate, (d)*12/(f), is .....7.70%
     (ii) The annualized net default rate, [(d)-(c)(vi)]*12/(f), is ........................................................7.38%
(e)  The Portfolio Yield for such Distribution Date ......12.41%
(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ...............................................$7,050,094,469.44
(g)  The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ....$7,012,619,844.89
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(f) and the amount in clause (g) divided by 2) is equal to
 ...............................................$7,031,357,157.17
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is .........................$123,443,022.72
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ..................$238,917,968.23
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$94,870,544.20
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .............$209,889,042.40
(m)  The aggregate amount of Trust Excess Principal Collections for such Distribution Date is .................$1,360,040,942.59
(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................................$0.00
6.   Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to
 ........................................................5.603%
(b)  Group One Total Investor Collections is equal to
 .................................................$733,679,820.69
(c)  Group One Investor Principal Collections is equal to
 .................................................$688,047,061.36
(d)  Group One Investor Finance Charge and Administrative
Collections is equal to ..........................$45,632,759.33
(e)  Group One Investor Additional Amounts is equal to ....$0.00
(f)  Group One Investor Default Amount is equal to
 ..................................................$17,471,847.15
(g)  Group One Investor Monthly Fees is equal to ..$4,536,773.33
(h)  Group One Investor Monthly Interest is equal to
 ..................................................$12,052,347.45
7.   Series 1993-2 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to ............12.763%
(b) The Series 1993-2 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ...9.29%
(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to .............89.78%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ..........$10,032,124.59
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to ......$9,861,205.25
(f)  Class A Invested Amount ....................$500,000,000.00
(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to ....85.000%
(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to ......................$8,527,295.67
(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to ..................................$2,333,333.33
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to .............................$0.00
(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(m)  The Class A Investor Default Amount for such Distribution
Date is equal to ..................................$3,209,301.32
(n)  The Allocable Servicing Fee for such Distribution Date is equal to ............................................$980,393.33
(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to ........................$0.00
(p)  Class B Invested Amount .....................$29,412,000.00
(q)  The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to .......................5.000%
(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .........................$501,609.64
(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ....................................$144,609.00
(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(u)  The amount of Class B Additional Interest for such
Distribution Date is equal to .............................$0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(w)  Class B Investor Default Amount for such Distribution Date is equal to .........................................$188,783.94
(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ....................$1,003,219.28
(y)  The Series 1993-2 Principal Shortfall for such Distribution
Date is equal to ..........................................$0.00
(z)  The Series 1993-2 Excess Principal Collections is equal to
 ...........................................................$0.00
(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal to
 ...................................................$3,067,007.31
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
     (i)  to fund the Class A Required Amount, if any, with
          respect to such Distribution Date ...............$0.00
     (ii) to reimburse Class A Investor Charge-Offs .......$0.00
     (iii)to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount ..........................$0.00
     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date .........$188,783.94
     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount ...............................$0.00
     (vi) to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above ...............$0.00
     (vii)to fund the Collateral Investor Default Amount
          with respect to such Distribution Date ....$377,567.88
     (viii)to reimburse certain previous reductions in the
          Collateral Invested Amount ......................$0.00
     (ix) to make any required deposit in the Cash Collateral
          Account .........................................$0.00
(cc) The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to ....$22,042,620.09
(dd) The Principal Allocation Percentage is equal to .....89.78%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(ff) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(gg) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to .............................$0.00
(hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution
Date is equal to ..........................................$0.00
(jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$500,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 ..................................................$29,412,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
 ..................................................$58,824,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to
 ..................................................$58,824,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date, will be equal to ....................200.000%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to .......................$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to .......................................$5,276,078.12
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 ...................................................$2,798,135.79
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection
Account) is equal to ......................................$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
default; if applicable, insert None.                   None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14. The amounts specified to be deposited into and withdrawn from theCollection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 1998.



               HOUSEHOLD FINANCE CORPORATION
               as Servicer,

               By: _______________________________
                     Name: Steven H. Smith
                     Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                  November 1998
Household Affinity Credit Card Master Trust I , Series 1993-2
                                                  Dec 15, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest     $4.666666660
     2. Principal distribution per $1,000 interest  $0.000000000
     3. Interest distribution per $1,000 interest $4.666666660
B.   Calculation of Class A Interest
     1. Class A Coupon                            5.60000000%
     2. Beginning Principal Amount                $500,000,000.00
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
          and Administrative Receivables       $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class A Invested Percentage              85.000%
          (b) Principal Allocation Percentage          89.785%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables             3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables             1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables             2.94%
     4. Class A Investor Default Amount           $3,209,301.32
     5. Class A Investor Charge-offs;
          Reimbursement of Charge-offs
          (a) Class A Investor Charge-offs,
               if any, for the Distribution Date            $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                     $0.00
          (c) Total reimbursed to Trust in respect
               of Class A Investor Charge-offs              $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                     $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
               the end of the Distribution Date             $0.00
     6. Allocable Servicing Fee paid for the
          Distribution Date                           $980,393.33
     7. Deficit Controlled Amortization Amount for the
          Distribution Date                                 $0.00
D.   Class A Pool Factor                               1.0000
E.   Receivables Balances
     1. Principal Receivables as of the last
          day of the preceding Due Period    $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day     $123,443,022.72
           of the preceding Due Period
F.   Class B Certificates
     1. Class B Invested Amount as of the
          end of the Distribution Date       $29,412,000.00
     2. Available Collateral Amount as
          of the end of the Distribution Date     $58,824,000.00

Household Finance Corporation
Household Affinity Funding Corp.                  November 1998
Household Affinity Credit Card Master Trust I , Series 1993-2
                                                  Dec 15, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT

     1. Total distribution per $1,000 interest         $4.9166667
     2. Principal distribution per $1,000 interest     $0.0000000
     3. Interest distribution per $1,000 interest      $4.9166667
B.   Calculation of Class B Interest
     1. Class B Coupon                                5.90000000%
     2. Beginning Invested Amount                 $29,412,000.00
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections                $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class B Invested Percentage              5.000%
          (b) Principal Allocation Percentage          89.785%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables                  3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                  1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                  2.94%
     4. Class B Investor Default Amount           $188,783.94
     5. Class B Investor Charge-offs; Reimbursement of
Charge-offs
          (a) Class B Investor Charge-offs, if any, for the
               Distribution Date                       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect of Class B
               Investor Charge-offs                    $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the
               outstanding principal balance of the
               Class B Certificates exceeds the Class
               B Invested Amount as of the end of the
               Distribution Date                       $0.00
     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at the end of the
               Distribution Date                       $0.00
          (b) Available Cash Collateral Amount as a
               percent of the Class B Invested Amount,
               each at the end of the Distribution Date   0.00%
     7. Available Collateral Amount               $58,824,000.00
     8. Deficit Controlled Amortization Amount for the
Distribution Date                                      $0.00
D.   Class B Pool Factor                          $1.00000000
E.   Receivables Balances
     1. Principal Receivables as of the last
          day of the preceding Due Period    $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period       $123,443,022.72



               MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement
               HOUSEHOLD FINANCE CORPORATION
               HOUSEHOLD AFFINITY FUNDING CORPORATION
               HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
               Class A and Class B Certificates, Series 1994-1


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.   The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on December 15, 1998
5.   Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ...............................................$1,879,402,841.94
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to ................$1,761,214,855.11
     (i)  The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is
 ..........................................................26.26%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to ........................................$118,187,986.83
     (i)  The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is .......................................................19.80%
     (ii) The amount of such aggregate with respect to Finance
Charge was equal to ..............................$75,120,919.98
     (iii)The amount of such aggregate with respect to Fees was equal to .........................................$14,977,089.88
     (iv) The amount of such aggregate with respect to
Interchange was equal to .........................$25,942,366.97
     (v)  The amount of such aggregate with respect to Other
Recoveries was equal to .............................$279,189.00
     (vi) The amount of such aggregate with respect to Principal
Recoveries was equal to ...........................$1,868,421.00
(d)  The Gross Defaulted Amount for the preceding Due Period is
 ..................................................$45,251,754.92
     (i)  The annualized default rate, (d)*12/(f), is .....7.70%
     (ii) The annualized net default rate, [(d)-(c)(vi)]*12/(f),
is.........................................................7.38%
(e)  The Portfolio Yield for such Distribution Date ......12.41%
(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ...............................................$7,050,094,469.44
(g)  The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ....$7,012,619,844.89
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(f) and the amount in clause (g) divided by 2) is equal to
 ...............................................$7,031,357,157.17
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is .........................$123,443,022.72
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ..................$238,917,968.23
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$94,870,544.20
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .............$209,889,042.40
(m)  The aggregate amount of Trust Excess Principal Collections for such Distribution Date is .................$1,360,040,942.59
(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................................$0.00
6.   Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any) is equal to ..5.60%
(b)  Group One Total Investor Collections is equal to
 .................................................$733,679,820.69
(c)  Group One Investor Principal Collections is equal to
 .................................................$688,047,061.36
(d)  Group One Investor Finance Charge and Administrative
Collections is equal to ..........................$45,632,759.33
(e)  Group One Investor Additional Amounts is equal to ....$0.00
(f)  Group One Investor Default Amount is equal to
 ..................................................$17,471,847.15
(g)  Group One Investor Monthly Fees is equal to ..$4,536,773.33
(h)  Group One Investor Monthly Interest is equal to
 ..................................................$12,052,347.45
7.   Series 1994-1 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to .............12.47%
(b) The Series 1994-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ..15.80%
(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to .............89.78%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ..........$16,810,716.46
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to .....$16,764,028.81
(f)  Class A Invested Amount ....................$850,000,000.00
(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to ......85.00%
(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to .....................$14,289,108.99
(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to ..................................$3,716,542.13
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to .............................$0.00
(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(m)  The Class A Investor Default Amount for such Distribution
Date is equal to ..................................$5,455,812.24
(n)  The Allocable Servicing Fee for such Distribution Date is equal to ..........................................$1,666,666.67
(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to ........................$0.00
(p)  Class B Invested Amount .....................$50,000,000.00
(q)  The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to .......................5.00%
(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .........................$840,535.82
(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ....................................$252,083.33
(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(u)  The amount of Class B Additional Interest for such
Distribution Date is equal to .............................$0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(w)  Class B Investor Default Amount for such Distribution Date is equal to .........................................$320,930.13
(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ....................$1,681,071.65
(y)  The Series 1994-1 Principal Shortfall for such Distribution
Date is equal to ..........................................$0.00
(z)  The Series 1994-1 Excess Principal Collections is equal to
 ...........................................................$0.00
(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal to
 ...................................................$5,213,899.62
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
     (i)  to fund the Class A Required Amount, if any, with
          respect to such Distribution Date ...............$0.00
     (ii) to reimburse Class A Investor Charge-Offs .......$0.00
     (iii)to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount ..........................$0.00
     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date .........$320,930.13
     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount ...............................$0.00
     (vi) to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i)above ................$0.00
     (vii)to fund the Collateral Investor Default Amount
          with respect to such Distribution Date ....$641,860.26
     (viii)to reimburse certain previous reductions in the
          Collateral Invested Amount ......................$0.00
     (ix) to make any required deposit in the Cash Collateral
          Account .........................................$0.00
(cc) The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to ....$37,065,254.71
(dd) The Principal Allocation Percentage is equal to ......88.81%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to ...........................$106,250,000.00
(ff) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(gg) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to .............................$0.00
(hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution
Date is equal to ..........................................$0.00
(jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$743,750,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 ..................................................$50,000,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
 .................................................$100,000,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to
 .................................................$100,000,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date, will be equal to .....................200.00%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to .......................$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution
Dates is equal to ...............................$114,975,447.16
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 ...................................................$4,756,821.70
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection
Account) is equal to ......................................$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,

(ii) the action taken by the Transferor and Servicer, if
any, to remedy such default and (iii) the current status of each
such default; if applicable, insert None.                None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 1998.






               HOUSEHOLD FINANCE CORPORATION
               as Servicer,

               By: _______________________________
                     Name: Steven H. Smith
                     Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.             November 1998
Household Affinity Credit Card Master Trust I , Series 1994-1
                                             Dec 15, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $129.3724025
     2. Principal distribution per $1,000 interest  $125.0000000
     3. Interest distribution per $1,000 interest $4.3724025
B.   Calculation of Class A Interest
     1. Calculation of Class A Certificate Rate
          (a) One-month LIBOR                     5.277810000%
          (b) Spread                              0.150000000%
          (c) Class A Certificate Rate             5.427810000%
     2. Beginning Principal Amount                $850,000,000.00
     3. Days in Interest Period                   29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables   $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class A Invested Percentage              85.00%
          (b) Principal Allocation Percentage          88.81%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables                  3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                  1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                  2.94%
     4. Class A Investor Default Amount           $5,455,812.24
     5. Class A Investor Charge-offs;
          Reimbursement of Charge-offs
          (a) Class A Investor Charge-offs,
               if any, for the Distribution Date       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect
               of Class A Investor Charge-offs         $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the
               outstanding principal balance of the
               Class A Certificates exceeds the class
               A Invested Amount as of the end of the
               Distribution Date                       $0.00
     6. Allocable Servicing Fee paid for the
          Distribution Date                       $1,666,666.67
     7. Deficit Controlled Amortization Amount
          for the Distribution Date                    $0.00
D.   Class A Pool Factor                               0.8750
E.   Receivables Balances
     1. Principal Receivables as of the last
          day of the preceding Due Period    $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period       $123,443,022.72
F.   Class B Certificates
     1. Class B Invested Amount as of the
          end of the Distribution Date            $50,000,000.00
     2. Available Collateral Amount as of the
          end of the Distribution Date            $100,000,000.00


Household Finance Corporation
Household Affinity Funding Corp.                  November 1998
Household Affinity Credit Card Master Trust I , Series 1994-1
                                                  Dec 15, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $5.041666600
     2. Principal distribution per $1,000 interest  $0.000000000
     3. Interest distribution per $1,000 interest $5.041666600
B.   Calculation of Class B Interest
     1. Class B Coupon                            6.0500000%
     2. Beginning Invested Amount                 $50,000,000.00
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections                $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal         $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class B Invested Percentage              5.000%
          (b) Principal Allocation Percentage          88.81%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables                  3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                  1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                  2.94%
     4. Class B Investor Default Amount           $320,930.13
     5. Class B Investor Charge-offs;
          Reimbursement of Charge-offs
          (a) Class B Investor Charge-offs,
               if any, for the Distribution Date       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect
               of Class B Investor Charge-offs         $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
               the end of the Distribution Date        $0.00
     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at
               the end of the Distribution Date            $0.00
          (b) Available Cash Collateral Amount as
               a percent of the Class B Invested Amount,
               each at the end of the Distribution Date   0.000%
    7. Available Collateral Amount                $100,000,000.00
    8. Deficit Controlled Amortization Amount for
          the Distribution Date                        $0.00
D.   Class B Pool Factor                                    1.00
E.   Receivables Balances
     1. Principal Receivables as of the last day
          of the preceding Due Period        $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period            $123,443,022.72



               MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement
               HOUSEHOLD FINANCE CORPORATION
               HOUSEHOLD AFFINITY FUNDING CORPORATION
               HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
               Class A and Class B Certificates, Series 1995-1


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and
among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.   The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on December 15, 1998
5.   Trust Information.
(a)  The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date .......$1,879,402,841.94
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to ................$1,761,214,855.11
     (i)  The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is
 ..........................................................26.259%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to ........................................$118,187,986.83
     (i)  The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is ......................................................19.799%
     (ii) The amount of such aggregate with respect to Finance
Charge was equal to...............................$75,120,919.98
     (iii)The amount of such aggregate with respect to Fees
was equal to .....................................$14,977,089.88
     (iv) The amount of such aggregate with respect to
Interchange was equal to .........................$25,942,366.97
     (v)  The amount of such aggregate with respect to Other
Recoveries was equal to .............................$279,189.00
     (vi) The amount of such aggregate with respect to Principal
Recoveries was equal to ...........................$1,868,421.00
(d)  The Gross Defaulted Amount for the preceding Due Period is
 .................................................$45,251,754.92
     (i)  The annualized default rate, (d)*12/(f), is ....7.702%
     (ii) The annualized net default rate, [(d)-(c)(vi)]*12/(f), is .......................................................7.384%
(e)  The Portfolio Yield for such Distribution Date .....12.415%
(f)  The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ...............................................$7,050,094,469.44
(g)  The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ....$7,012,619,844.89
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(f) and the amount in clause (g) divided by 2) is equal to
 ...............................................$7,031,357,157.17
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is .........................$123,443,022.72
(j)  The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ..................$238,917,968.23
(k)  The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$94,870,544.20
(l)  The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .............$209,889,042.40
(m)  The aggregate amount of Trust Excess Principal Collections for such Distribution Date is .................$1,360,040,942.59
(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................................$0.00
6.   Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to
 ..........................................................5.603%
(b)  Group One Total Investor Collections is equal to
 .................................................$733,679,820.69
(c)  Group One Investor Principal Collections is equal to
 .................................................$688,047,061.36
(d)  Group One Investor Finance Charge and Administrative
Collections is equal to ..........................$45,632,759.33
(e)  Group One Investor Additional Amounts is equal to ....$0.00
(f)  Group One Investor Default Amount is equal to
 ..................................................$17,471,847.15
(g)  Group One Investor Monthly Fees is equal to ..$4,536,773.33
(h)  Group One Investor Monthly Interest is equal to
 ..................................................$12,052,347.45
7.   Series 1995-1 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to .............12.52%
(b) The Series 1995-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ...9.48%
(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to .............89.78%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ..........$10,111,305.96
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to .....$10,058,417.29
(f)  Class A Invested Amount ....................$522,000,000.00
(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to .....87.000%
(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to ......................$8,796,836.18
(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to ..................................$2,282,394.11
(j)  The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to .............................$0.00
(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(m)  The Class A Investor Default Amount for such Distribution
Date is equal to ..................................$3,350,510.57
(n)  The Allocable Servicing Fee for such Distribution Date is equal to ..........................................$1,000,000.00
(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to ........................$0.00
(p)  Class B Invested Amount .....................$24,000,000.00
(q)  The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to .......................4.000%
(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .........................$404,452.24
(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ....................................$154,000.00
(t)  The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(u)  The amount of Class B Additional Interest for such
Distribution Date is equal to .............................$0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(w)  Class B Investor Default Amount for such Distribution Date is equal to .........................................$154,046.46
(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ......................$910,017.54
(y)  The Series 1995-1 Principal Shortfall for such Distribution
Date is equal to ..........................................$0.00
(z)  The Series 1995-1 Excess Principal Collections is equal to ........................................................$0.00
(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal to ................................................$3,324,401.28
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
     (i)  to fund the Class A Required Amount, if any, with
          respect to such Distribution Date ...............$0.00
     (ii) to reimburse Class A Investor Charge-Offs .......$0.00
     (iii)to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount ..........................$0.00
     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date .........$154,046.46
     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount ...............................$0.00
     (vi) to pay the Collateral Monthly Interest for such
          Distribution Date equal to ................$273,084.74
     (vii)to pay any portion of the Allocable Servicing Fee
          not paid pursuant to clause (i) above ...........$0.00
     (viii)to fund the Collateral Investor Default Amount
          with respect to such Distribution Date ....$346,604.54
     (ix) to reimburse certain previous reductions in the
          Collateral Invested Amount ......................$0.00
     (x)  to make any required deposit in the Cash Collateral
          Account .........................................$0.00
(cc) The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to ....$19,485,520.27
(dd) The Principal Allocation Percentage is equal to ......89.78%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(ff) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(gg) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to .............................$0.00
(hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution
Date is equal to ..........................................$0.00
(jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$522,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 ..................................................$24,000,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
 ..................................................$54,000,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to
 ..................................................$54,000,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date, will be equal to .....................225.000%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to .......................$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution
Dates is equal to .................................$5,260,144.39
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 ..................................................$2,823,750.28
10.  Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection
Account) is equal to ......................................$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
     (ii) the action taken by the Transferor and Servicer, if
any, to remedy such default and (iii) the current status of each
such default; if applicable, insert None.                None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 1998.



               HOUSEHOLD FINANCE CORPORATION
               as Servicer,

               By: _______________________________
                     Name: Steven H. Smith
                     Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.             November 1998
Household Affinity Credit Card Master Trust I , Series 1995-1
                                             Dec 15, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $4.372402510
     2. Principal distribution per $1,000 interest     $0.00
     3. Interest distribution per $1,000 interest $4.372402510
B.   Calculation of Class A Interest
     1. Calculation of Class A Certificate Rate
          (a) One-month LIBOR                     5.277810000%
          (b) Spread                              0.1500%
          (c) Class A Certificate Rate            5.427810000%
     2. Beginning Principal Amount                $522,000,000.00
     3. Days in Interest Period                    29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables  $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class A Invested Percentage              87.00%
          (b) Principal Allocation Percentage          89.78%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables                  3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                  1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                  2.94%
     4. Class A Investor Default Amount           $3,350,510.57
     5. Class A Investor Charge-offs; Reimbursement
          of Charge-offs
          (a) Class A Investor Charge-offs, if any, for the
               Distribution Date                       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect of
               Class A Investor Charge-offs               $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the
               outstanding principal balance of the
               Class A Certificates exceeds the class A
               Invested Amount as of the end of the
               Distribution Date                       $0.00
     6. Allocable Servicing Fee paid for the
               Distribution Date                  $1,000,000.00
     7. Deficit Controlled Amortization Amount
          for the Distribution Date                  $0.00
D.   Class A Pool Factor                          1.00000000
E.   Receivables Balances
     1. Principal Receivables as of the last
          day of the preceding Due Period    $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period       $123,443,022.72
F.   Class B Certificates
     1. Class B Invested Amount as of the
          end of the Distribution Date       $24,000,000.00
     2. Available Collateral Amount as of
          the end of the Distribution Date        $54,000,000.00

Household Finance Corporation
Household Affinity Funding Corp.                  November 1998
Household Affinity Credit Card Master Trust I , Series 1995-1
                                                  Dec 15, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $6.416666667
     2. Principal distribution per $1,000 interest     $0.00
     3. Interest distribution per $1,000 interest $6.416666667
B.   Calculation of Class B Interest
     1. Class B Coupon                            7.700000000%
     2. Beginning Invested Amount                 $24,000,000.00
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class B Invested Percentage              4.000%
          (b) Principal Allocation Percentage          89.785%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables                  3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                  1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                  2.94%
     4. Class B Investor Default Amount           $154,046.46
     5. Class B Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class B Investor Charge-offs, if any, for the
               Distribution Date                       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect
               of Class B Investor Charge-offs         $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
               the end of the Distribution Date        $0.00
     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount
               at the end of the Distribution Date     $0.00
          (b) Available Cash Collateral Amount as a
               percent of the Class B Invested Amount,
               each at the end of the Distribution Date  0.00%
     7. Available Collateral Amount               $54,000,000.00
     8. Deficit Controlled Amortization Amount
          for the Distribution Date                    $0.00
D.   Class B Pool Factor                          1.00000000
E.   Receivables Balances
     1. Principal Receivables as of the last
          day of the preceding Due Period    $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period            $123,443,022.72



               MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement
               HOUSEHOLD FINANCE CORPORATION
               HOUSEHOLD AFFINITY FUNDING CORPORATION
               HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
               Class A and Class B Certificates, Series 1997-1


The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and
among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.   The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on December 15, 1998
5.   Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ...............................................$1,879,402,841.94
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to ................$1,761,214,855.11
     (i)  The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is
 ........................................................   26.26%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to ........................................$118,187,986.83
     (i)  The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is ........................................................19.80%
     (ii) The amount of such aggregate with respect to Finance
Charge was equal to ..............................$75,120,919.98
     (iii)The amount of such aggregate with respect to Fees
was equal to .....................................$14,977,089.88
     (iv) The amount of such aggregate with respect to
Interchange was equal to .........................$25,942,366.97
     (v)  The amount of such aggregate with respect to Other
Recoveries was equal to .............................$279,189.00
     (vi) The amount of such aggregate with respect to Principal
Recoveries was equal to ...........................$1,868,421.00
(d)  The Gross Defaulted Amount for the preceding Due Period is
 .................................................$45,251,754.92
     (i)  The annualized default rate, (d)*12/(f), is ......7.70%
     (ii) The annualized net default rate, [(d)-(c)(vi)]*12/(f), is .........................................................7.38%
(e)  The Portfolio Yield for such Distribution Date .......12.41%
(f)  The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ...............................................$7,050,094,469.44
(g)  The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ....$7,012,619,844.89
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(e) and the amount in clause (g) divided by 2) is equal to
 ................................................7,031,357,157.17
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is .........................$123,443,022.72
(j)  The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ..................$238,917,968.23
(k)  The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$94,870,544.20
(l)  The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .............$209,889,042.40
(m)  The aggregate amount of Trust Excess Principal Collections for such Distribution Date is .................$1,360,040,942.59
(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is .....................................$0.00
6.   Group Two Information
(a) The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal
to.....................................................5.4606%
(b)  Group Two Total Investor Collections is equal to
 .................................................$266,578,391.27
(c)  Group Two Investor Principal Collections is equal to
 .................................................$249,814,362.45
(d)  Group Two Investor Finance Charge and Administrative
Collections is equal to ..........................$16,764,028.82
(e)  Group Two Investor Additional Amounts is equal to ....$0.00
(f)  Group Two Investor Default Amount is equal to .$6,418,602.64
(g)  Group Two Investor Monthly Fees is equal to ...$1,666,666.67
(h)  Group Two Investor Monthly Interest is equal to
 ...................................................$4,398,824.72
7.   Series 1997-1 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to .............12.41%
(b) The Series 1997-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ..15.80%
(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to .............89.78%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ..........$16,764,028.82
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to .....$16,764,028.82
(f)  Class A Invested Amount ....................$870,000,000.00
(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to ......87.00%
(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to .....................$14,584,705.07
(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to ..................................$3,768,948.51
(j)  The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to .............................$0.00
(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(m)  The Class A Investor Default Amount for such Distribution
Date is equal to ..................................$5,584,184.29
(n)  The Allocable Servicing Fee for such Distribution Date is equal to ..........................................$1,666,666.67
(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to ........................$0.00
(p)  Class B Invested Amount .....................$47,500,000.00
(q)  The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to ........................4.75%
(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .........................$796,291.37
(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ....................................$212,663.42
(t)  The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(u)  The amount of Class B Additional Interest for such
Distribution Date is equal to .............................$0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(w)  Class B Investor Default Amount for such Distribution Date is equal to .........................................$304,883.63
(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ....................$1,383,032.38
(y)  The Series 1997-1 Principal Shortfall for such Distribution
Date is equal to ..........................................$0.00
(z)  The Series 1997-1 Excess Principal Collections is equal to ........................................................$0.00
(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal to ................................................$5,531,565.93
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
     (i)  to fund the Class A Required Amount, if any, with
          respect to such Distribution Date ...............$0.00
     (ii) to reimburse Class A Investor Charge-Offs .......$0.00
     (iii)to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount ..........................$0.00
     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date .........$304,883.63
     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount ...............................$0.00
     (vi) to pay the Collateral Monthly Interest for such
          Distribution Date equal to ................$417,212.79
     (vii)to pay any portion of the Allocable Servicing Fee
          not paid pursuant to clause (i) above ...........$0.00
     (viii)to fund the Collateral Investor Default Amount
          with respect to such Distribution Date ....$529,534.72
     (ix) to reimburse certain previous reductions in the
          Collateral Invested Amount ......................$0.00
     (x)  to make any required deposit in the Cash Collateral
          Account .........................................$0.00
     (xi) to make any required deposit to the Reserve Account
 ...........................................................$0.00
(cc) The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to ....$32,475,867.12
(dd) The Principal Allocation Percentage is equal to .....89.78%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to ....................................$0.00
(ff) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(gg) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to .............................$0.00
(hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution
Date is equal to ..........................................$0.00
(jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$870,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 ..................................................$47,500,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
 ..................................................$82,500,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to
 ..................................................$82,500,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date, will be equal to ......................173.68%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to .......................$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution
Dates is equal to .................................$8,678,759.51
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 ..................................................$4,697,147.58
10.  Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection
Account) is equal to ......................................$0.00
11.  The Class A Adjusted Amount ................$870,000,000.00
12.  The Class B Adjusted Amount .................$47,500,000.00
13.  The Controlled Accumulation Amount ...................$0.00
14.  The Controlled Deposit Amount ........................$0.00
15.  The Deficit Controlled Deposit Amount ................$0.00
16.  The Principal Funding Account Balance ................$0.00
17.  The Principal Funding Investment Shortfall ...........$0.00
18.  The Required Reserve Account Amount ..........$8,945,625.00
19.  The Reserve Account Balance ..................$8,945,625.00
20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if
any, to remedy such default and (iii) the current status of each
such default; if applicable, insert None.                None
21. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
22. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
23. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 1998.



               HOUSEHOLD FINANCE CORPORATION
               as Servicer,

               By: _______________________________
                     Name: Steven H. Smith
                     Title: Servicing Officer

Household Finance Corporation
Household Card Funding Corp.                      November 1998
Household Credit Card Master Trust I , Series 1997-1
                                                  Dec 15, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $4.332124724
     2. Principal distribution per $1,000 interest     $0.00
     3. Interest distribution per $1,000 interest $4.332124724
B.   Calculation of Class A Interest
     1. Calculation of Class A Certificate Rate
          (a) One-month LIBOR                     5.277810000%
          (b) Spread                                   0.1000%
          (c) Class A Certificate Rate            5.377810000%
     2. Beginning Principal Amount                $870,000,000.00
     3. Days in Interest Period                   29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class A Invested Percentage              87.00%
          (b) Principal Allocation Percentage          89.78%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables                  3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                  1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                  2.94%
     4. Class A Investor Default Amount           $5,584,184.29
     5. Class A Investor Charge-offs;
          Reimbursement of Charge-offs
          (a) Class A Investor Charge-offs, if any, for the
               Distribution Date                       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect of Class A
               Investor Charge-offs                    $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
               the end of the Distribution Date        $0.00
     6. Allocable Servicing Fee paid for the
          Distribution Date                       $1,666,666.67
     7. Deficit Controlled Amortization Amount
          for the Distribution Date                  $0.00
D.   Class A Pool Factor                          1.0000000
E.   Receivables Balances
     1. Principal Receivables as of the last
          day of the preceding Due Period    $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period            $123,443,022.72
F.   Class B Certificates
     1. Class B Invested Amount as of the end of
          the Distribution Date                $47,500,000.00
     2. Available Collateral Invested Amount
          as of the end of the Distribution Date  $82,500,000.00

Household Finance Corporation
Household Card Funding Corp.                      November 1998
Household Credit Card Master Trust I , Series 1997-1
                                                  Dec 15, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $4.477124632
     2. Principal distribution per $1,000 interest     $0.00
     3. Interest distribution per $1,000 interest $4.477124632
B.   Calculation of Class B Interest
     1. Calculation of Class B Certificate Rate
          (a) One-month LIBOR                     5.277810000%
          (b) Spread                                   0.2800%
          (c) Class B Certificate Rate            5.557810000%
     2. Beginning Invested Amount                 $47,500,000.00
     3. Days in Interest Period                   29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class B Invested Percentage              4.750%
          (b) Principal Allocation Percentage          89.785%
     3. Delinquent Gross Balances
          (a) Delinquent 5 - 29 days              $238,917,968.23
               % of Gross Receivables                       3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                       1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                       2.94%
     4. Class B Investor Default Amount           $304,883.63
     5. Class B Investor Charge-offs;
          Reimbursement of Charge-offs
          (a) Class B Investor Charge-offs, if any, for the
               Distribution Date                       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect of Class B
               Investor Charge-offs                    $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
               the end of the Distribution Date        $0.00
    6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at the end of the
               Distribution Date                       $0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at the end of
               the Distribution Date                   0.00%
    7. Available Collateral Invested Amount  $82,500,000.00
     8. Deficit Controlled Amortization Amount for the
          Distribution Date                            $0.00
D.   Class B Pool Factor                          1.00000000
E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
          Due Period                         $7,012,619,844.89
     2. Finance Charge and Administrative Receivables as of the
          last day of the preceding Due Period    $123,443,022.72



               MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement
               HOUSEHOLD FINANCE CORPORATION
               HOUSEHOLD AFFINITY FUNDING CORPORATION
               HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
               Class A and Class B Certificates,

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.   The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on December 15, 1998
5.   Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ...............................................$1,879,402,841.94
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to ................$1,761,214,855.11
     (i)  The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is
 ...........................................................26.26%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to ........................................$118,187,986.83
     (i)  The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is .......................................................19.80%
     (ii) The amount of such aggregate with respect to Finance
Charge was equal to ..............................$75,120,919.98
     (iii) The amount of such aggregate with respect to Fees
was equal to .....................................$14,977,089.88
     (iv) The amount of such aggregate with respect to
Interchange was equal to .........................$25,942,366.97
     (v)  The amount of such aggregate with respect to Other
Recoveries was equal to .............................$279,189.00
     (vi) The amount of such aggregate with respect to Principal
Recoveries was equal to ...........................$1,868,421.00
(d)  The Gross Defaulted Amount for the preceding Due Period is
 .................................................$45,251,754.92
     (i)  The annualized default rate, (d)*12/(f), is .....7.70%
     (ii) The annualized net default rate, [(d)-(c)(vi)]*12/(f), is ........................................................7.38%
(e)  The Portfolio Yield for such Distribution Date ......12.41%
(f)  The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ...............................................$7,050,094,469.44
(g)  The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is .....$7,012,619,844.89
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(f) and the amount in clause (g) divided by 2) is equal to
 ...............................................$7,031,357,157.17
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is .........................$123,443,022.72
(j)  The aggregate outstanding gross balance of the Accounts which were one payment (1-29 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ..................$238,917,968.23
(k)  The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$94,870,544.20
(l)  The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .............$209,889,042.40
(m)  The aggregate amount of Trust Excess Principal Collections for such Distribution Date is .................$1,360,040,942.59
(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................................$0.00
6.   Group Three Information
(a) The Average Rate for Group Three (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to .5.48%
(b)  Group Three Total Investor Collections is equal to
 .................................................$258,633,286.33
(c)  Group Three Investor Principal Collections is equal to
 .................................................$242,369,894.45
(d)  Group Three Investor Finance Charge and Administrative
Collections is equal to ..........................$16,263,391.88
(e)  Group Three Investor Additional Amounts is equal to ..$0.00
(f)  Group Three Investor Default Amount is equal to
 ...................................................$6,226,919.02
(g)  Group Three Investor Monthly Fees is equal to .$1,616,893.73
(h)  Group Three Investor Monthly Interest is equal to
 ...................................................$4,282,545.18
7.   Series 1998-1 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to ............12.41%
(b) The Series 1998-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ..15.33%
(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to .............89.78%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ..........$16,263,391.88
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to .....$16,263,391.88
(f)  Class A Invested Amount ....................$844,000,000.00
(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to .....87.00%
(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to .....................$14,148,840.32
(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to ..................................$3,669,911.04
(j)  The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to .............................$0.00
(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(m)  The Class A Investor Default Amount for such Distribution
Date is equal to ..................................$5,417,300.62
(n)  The Allocable Servicing Fee for such Distribution Date is equal to ..........................................$1,616,893.73
(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to ........................$0.00
(p)  Class B Invested Amount .....................$46,100,000.00
(q)  The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to .......................4.75%
(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .........................$772,821.73
(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ....................................$207,880.89
(t)  The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(u)  The amount of Class B Additional Interest for such
Distribution Date is equal to .............................$0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 ...........................................................$0.00
(w)  Class B Investor Default Amount for such Distribution Date is equal to .........................................$295,897.58
(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ....................$1,341,729.83
(y)  The Series 1998-1 Principal Shortfall for such Distribution
Date is equal to ..........................................$0.00
(z)  The Series 1998-1 Excess Principal Collections is equal to ........................................................$0.00
(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal to ................................................$5,351,405.60
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
     (i)  to fund the Class A Required Amount, if any, with
     respect to such Distribution Date.....................$0.00
     (ii) to reimburse Class A Investor Charge-Offs .......$0.00
     (iii)to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount ..........................$0.00
     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date .........$295,897.58
     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount ...............................$0.00
     (vi) to pay the Collateral Monthly Interest for such
          Distribution Date equal to ................$404,753.25
     (vii)to pay any portion of the Allocable Servicing Fee
          not paid pursuant to clause (i) above ...........$0.00
     (viii)to fund the Collateral Investor Default Amount
          with respect to such Distribution Date ....$513,720.82
     (ix) to reimburse certain previous reductions in the
          Collateral Invested Amount ......................$0.00
     (x)  to make any required deposit in the Cash Collateral
          Account .........................................$0.00
     (xi) to make any required deposit to the Reserve Account
          .................................................$0.00
(cc) The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to ....$31,512,715.30
(dd) The Principal Allocation Percentage is equal to .....89.78%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to ....................................$0.00
(ff) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to ....................................$0.00
(gg) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to ............................$0.00
(hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to .......$0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution
Date is equal to .........................................$0.00
(jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to .......$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$844,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 ..................................................$46,100,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
 ..................................................$80,036,239.78
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to ...............................................$80,036,239.78
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date, will be equal to .....................173.61%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to .......................$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution
Dates is equal to .................................$8,419,579.13
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 ..................................................$4,541,787.20
10.  Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection
Account) is equal to ......................................$0.00
11.  The Class A Adjusted Amount ................$844,000,000.00
12.  The Class B Adjusted Amount .................$46,100,000.00
13.  The Controlled Accumulation Amount ...................$0.00
14.  The Controlled Deposit Amount ........................$0.00
15.  The Deficit Controlled Deposit Amount ................$0.00
16.  The Principal Funding Account Balance ................$0.00
17.  The Principal Funding Investment Shortfall ...........$0.00
18.  The Required Reserve Account Amount ..................$0.00
19.  The Reserve Account Balance ..........................$0.00
20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if
any, to remedy such default and (iii) the current status of each
such default; if applicable, insert None.                None
21. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
22. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
23. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 1998.







               HOUSEHOLD FINANCE CORPORATION
               as Servicer,

               By: _______________________________


Household Finance Corporation
Household Card Funding Corp.             November 30, 1998
Household Credit Card Master Trust I , Series 1998-1
                                        December 15, 1998


CLASS A CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $4.348235829
     2. Principal distribution per $1,000 interest  $0.000000000
     3. Interest distribution per $1,000 interest $4.348235829
B.   Calculation of Class A Interest
     1. Calculation of Class A Certificate Rate
          (a) One-month LIBOR                     5.277810000%
          (b) Spread                                   0.1200%
          (c) Class A Certificate Rate            5.397810000%
     2. Beginning Principal Amount                $844,000,000.00
     3. Days in Interest Period                   29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $1,879,402,841.94
          (b) Collections of Finance Charge and
               Administrative Receivables         $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
    2. Allocation of Receivables
          (a) Class A Invested Percentage              87.00%
          (b) Principal Allocation Percentage          89.78%
    3. Delinquent Gross Balances
          (a) Delinquent 1 - 29 days              $238,917,968.23
               % of Gross Receivables                       3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                       1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                       2.94%
    4. Class A Investor Default Amount            $5,417,300.62
    5. Class A Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class A Investor Charge-offs, if any, for the
               Distribution Date                            $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                     $0.00
          (c) Total reimbursed to Trust in respect of Class A
               Investor Charge-offs                         $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                     $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
               the end of the Distribution Date             $0.00
     6. Allocable Servicing Fee paid for the
          Distribution Date                       $1,616,893.73
     7. Deficit Controlled Accumulation Amount for the
          Distribution Date                                 $0.00
D.   Class A Pool Factor                          1.000000000
E.   Receivables Balances
     1. Principal Receivables as of the last day
          of the preceding Due Period        $7,012,619,844.89
     2. Finance Charge and Administrative
          Receivables as of the last day
           of the preceding Due Period       $123,443,022.72
F.   Class B Certificates
     1. Class B Invested Amount as of the end
          of the Distribution Date                $46,100,000.00
     2. Available Collateral Invested Amount as of the end of the
          Distribution Date                       $80,036,239.78




Household Finance Corporation
Household Card Funding Corp.              November 30, 1998
Household Credit Card Master Trust I , Series 1998-1
                                        December 15, 1998


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $4.509346855
     2. Principal distribution per $1,000 interest  $0.000000000
     3. Interest distribution per $1,000 interest $4.509346855
B.   Calculation of Class B Interest
      1. Calculation of Class B Certificate Rate
          (a) One-month LIBOR                     5.277810000%
          (b) Spread                              0.3200%
          (c) Class B Certificate Rate            5.597810000%
     2. Beginning Invested Amount                 $46,100,000.00
     3. Days in Interest Period                   29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections                 $1,879,402,841.94
          (b) Collections of Finance Charge
               and Administrative Receivables     $118,187,986.83
          (c) Collections of Principal       $1,761,214,855.11
     2. Allocation of Receivables
          (a) Class B Invested Percentage              4.75%
          (b) Principal Allocation Percentage          89.78%
     3. Delinquent Gross Balances
          (a) Delinquent 1 - 29 days              $238,917,968.23
               % of Gross Receivables                  3.35%
          (b) Delinquent 30 - 59 days             $94,870,544.20
               % of Gross Receivables                  1.33%
          (c) Delinquent 60+ days                 $209,889,042.40
               % of Gross Receivables                  2.94%
     4. Class B Investor Default Amount           $295,897.58
     5. Class B Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class B Investor Charge-offs, if any, for the
               Distribution Date                       $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                                $0.00
          (c) Total reimbursed to Trust in respect of Class B
               Investor Charge-offs                    $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                                $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
               the end of the Distribution Date        $0.00
    6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at the end of the
               Distribution Date                       $0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at the end of
               the Distribution Date                   0.00%
    7. Available Collateral Invested Amount       $80,036,239.78
    8. Deficit Controlled Accumulation Amount
          for the Distribution Date                  $0.00
D.   Class B Pool Factor                          $1.000000000
E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
          Due Period                         $7,012,619,844.89
     2. Finance Charge and Administrative Receivables as of the
          last day of the preceding Due Period    $123,443,022.72